UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Kirby Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

On March 10, 2023, Kirby Corporation (the “Company”) filed its Definitive Proxy Statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2023 Annual Meeting of Stockholders to be held on April 25, 2023.

This supplement to the Proxy Statement is being filed to add Proposal No. 4, which is an advisory vote on the frequency of holding an advisory vote compensation of the Company’s named executive officers, which is required by SEC rules to be included every six years regardless of a company’s frequency of holding “say-on-pay” votes historically. The Company is asking its stockholders to vote, on an advisory and non-binding basis, with respect to the frequency of holding of an advisory vote on executive compensation, as described in this Supplement to Proxy Statement dated March 15, 2023 (the “Supplement”). The Board’s recommendation is that the Company continue to hold such an advisory vote on an annual basis and that the stockholders therefore vote for a frequency of “1 YEAR”.

This supplement includes (i) the updated Notice of Annual Meeting of Stockholders reflecting the addition of Proposal No. 4; (ii) the Supplement, which adds Proposal No. 4 to the Proxy Statement; and (iii) the amended proxy card to be distributed to the Company’s stockholders reflecting the addition of Proposal No. 4. No other changes are being made to the Proxy Statement.

UPDATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Fellow Stockholders:

On behalf of the Board of Directors, we cordially invite you to attend the 2023 Annual Meeting of Stockholders of Kirby Corporation to be held at: 55 Waugh Drive, Suite 1100, Houston, Texas 77007 on Tuesday, April 25, 2023, at 10:00 a.m. (CDT) at Kirby’s principal executive offices.

Proposals to be voted on at the Kirby Corporation 2023 Annual Meeting of Stockholders are as follows:

1.  Election of four Class I directors;

2.  Ratification of the Audit Committee’s selection of KPMG LLP as Kirby’s independent registered public accounting firm for 2023;

3.  Advisory vote on the approval of the compensation of Kirby’s named executive officers; and

4.

A non-binding, advisory vote of the Company’s stockholders regarding the frequency with which the Company’s stockholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers

You have the right to receive this notice and vote at the Annual Meeting if you were a stockholder of record at the close of business on March 1, 2023. Please remember that your shares cannot be voted unless you sign and return a paper proxy card, vote during the Annual Meeting, or vote your shares via the phone or internet. All participants who attend the Annual Meeting will be allowed to ask questions to management during the meeting.

Important Notice Regarding the Availability of Proxy Materials for Our 2023 Annual Meeting of Stockholders

We are pleased to take advantage of Securities and Exchange Commission (the “SEC”) rules that allow us to furnish our proxy materials, including the Proxy Statement, the Supplement to Proxy Statement, a proxy card or voting instruction form, and our Annual Report on Form 10-K (collectively, the “Proxy Materials”), over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), as amended, instead of paper copies of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. All stockholders who do not receive the Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by e-mail. This process allows us to provide our stockholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials. The Notice is first being sent to stockholders and the Proxy Materials are first being made available to stockholders at www.proxydocs.com/KEX on or about March 14, 2023.

At the Meeting	Telephone 866-430-8285	Internet www.proxypush.com/KEX	Mail Fill out your proxy card and submit by mail.

Sincerely,

AMY D. HUSTED

Vice President, General Counsel and Secretary

Kirby Corporation

55 Waugh Drive, Suite 1100

Houston, Texas 77007

Supplement to the Proxy Statement

for the 2023 Annual Meeting of Stockholders

to be held Tuesday, April 25, 2023

Unless the context otherwise requires, references in this Supplement to Proxy Statement (this “Supplement”) to “we,” “us,” “our,” “our company,” “the Company” or “Kirby” refer to Kirby Corporation, together with its consolidated subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of Kirby Corporation’s common stock (“Common Stock”).

On March 10, 2023, we filed our proxy statement (the “Proxy Statement”) relating to the Annual Meeting of Stockholders of the Company to be held on Tuesday, April 25, 2023 (the “Annual Meeting”) with the Securities and Exchange Commission (the “SEC”) and made it available to our stockholders on the Internet.

Subsequent to that date, we determined that we had inadvertently omitted the required proposal to stockholders regarding the frequency of future advisory votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our stockholders with information regarding a new non-binding, advisory vote regarding the frequency with which the Company’s stockholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers (the “Say-On-Frequency Proposal”).

This Supplement is being furnished to our stockholders of record at the close of business on March 1, 2023, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 10, 2023, previously made available to our stockholders. This Supplement does not provide all of the information that is important to your decision at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Stockholders of record are receiving the proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Proposal No. 4. Stockholders of record may vote on all four proposals by submitting the proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of Proposal No. 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, April 25, 2023.

The Company’s 2023 Notice of Annual Meeting of Stockholders, as amended, the Company’s 2023 Proxy Statement, this Supplement to Proxy Statement, the form of Proxy Card, and the Company’s Annual Report to Stockholders for the year ended 2022 are also available at:

www.proxydocs.com/KEX

PLEASE VOTE — YOUR VOTE IS IMPORTANT

2

FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION – PROPOSAL NO. 4 ON THE PROXY CARD

In Proposal No. 3, stockholders are being asked to cast a non-binding advisory vote with respect to the compensation of the Company’s named executive officers named in the Summary Compensation Table. This advisory vote is typically referred to as a “say-on-pay” vote. In this Proposal No. 4, the Board of Directors is also asking stockholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. Stockholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote. The frequency receiving the greatest number of votes will be the frequency recommended by the stockholders. Abstentions and broker non-votes are not considered votes cast for any frequency.

The Board recommends that the advisory vote on executive compensation be held every year. An annual vote will allow our stockholders to provide us with regular input on the important subject of executive compensation and allow the Company’s Board and Compensation Committee to consider any issue of concern to stockholders as promptly as possible. Although the vote on the frequency of advisory votes on executive compensation is not binding, the Compensation Committee and the Board will consider the result of the vote in determining what the frequency will be.

The Board of Directors of the Company unanimously recommends that you vote for a frequency of “1 Year” on Proposal 4.

3

SOLICITATION OF PROXIES

If you have already voted and do not submit a new (amended) proxy card, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals but will be considered an abstention in determining the outcome of Proposal 4.

If you sign and return the enclosed proxy card, it will revoke and replace any previous proxy you have submitted, so it is important to indicate your vote on each proposal on the enclosed proxy card.

Your shares will be voted as specified on the enclosed proxy card. If a proxy card is signed without choices specified, those shares will be voted FOR the election of the Class I directors named in the Proxy Statement (Proposal 1), FOR the ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2023 (Proposal 2), FOR the approval on an advisory basis of executive compensation (Proposal 3), and “ONE YEAR” for the frequency of the advisory vote on named executive officer compensation (Proposal 4) and at the discretion of the proxies on any other matters.

You are encouraged to complete, sign and return the proxy card or vote your shares via the phone or internet even if you expect to attend the meeting. If you sign a proxy card and deliver it to us, but then want to change your vote, you may revoke your proxy at any time prior to the Annual Meeting by sending us a written revocation or a new proxy, or by attending the Annual Meeting and voting your shares in person.

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET Go To: www.proxypush.com/KEX ● Cast your vote online ● Have your Proxy Card ready ● Follow the simple instructions to record your vote
PHONE Call 1-866-430-8285 ● Use any touch-tone telephone ● Have your Proxy Card ready ● Follow the simple recorded instructions
MAIL ● Mark, sign and date your Proxy Card ● Fold and return your Proxy Card in the postage-paid envelope provided
IN PERSON ● Please bring your ballot if you intend to vote at the meeting

Kirby Corporation

Annual Meeting of Stockholders

For Stockholders of record as of March 1, 2023

TIME:	Tuesday, April 25, 2023 10:00 AM, Local Time
PLACE:	55 Waugh Drive, Suite 1100
Houston, TX 77007

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints David W. Grzebinski, Raj Kumar, Ronald A. Dragg, and Amy D. Husted, and each or either of them (“Named Proxies”), as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Kirby Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Kirby Corporation

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

	PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

1.	Election of four Class I Directors
		FOR	AGAINST	ABSTAIN
	1.01 Richard J. Alario					FOR

	1.02 Susan W. Dio					FOR

	1.03 David W. Grzebinski					FOR

	1.04 Richard R. Stewart					FOR

		FOR	AGAINST	ABSTAIN
2.	Ratification of the Audit Committee’s selection of KPMG LLP as Kirby’s independent registered public accounting firm for 2023					FOR

3.	Advisory vote on the approval of the compensation of Kirby’s named executive officers					FOR

		1YR	2YR	3YR	ABSTAIN

4.	A non-binding, advisory vote of the Company’s stockholders regarding the frequency with which the Company’s stockholders shall have the advisory, non-binding say-on-pay vote on compensation paid to its named executive officers					1 YEAR

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date